                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 20, 1999




                            ISIS PHARMACEUTICALS, INC.
              (Exact name of registrant as specified in its charter)



                                     DELAWARE
                  (State or other jurisdiction of incorporation)



    000-19125                                               33-0336973
(Commission File No.)                          (IRS Employer Identification No.)

                               2292 FARADAY AVENUE
                           CARLSBAD, CALIFORNIA 92008
              (Address of principal executive offices and zip code)

                                 (760) 931-9200
              (Registrant's telephone number, including area code)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

        (a)   Financial Statements of Businesses Acquired.

        Not applicable.

        (b)   Pro Forma Financial Information.

        Not applicable.

        (c)   Exhibits.

            Exhibit No.   Description
            -----------   -----------
               10.1*      Subscription, Joint Development and Operating
                          Agreement, dated April 20, 1999, by and among
                          Registrant, Elan Corporation, plc ("Elan"), Elan
                          International Services, Ltd. ("EIS"), and Orasense,
                          Ltd. ("Orasense").

               10.2** Securities Purchase Agreement, dated April 20, 1999, by and between Registrant and EIS.

               10.3** Convertible Promissory Note, dated April 20, 1999, by and between Registrant and EIS.

               10.4**     Warrant to Purchase Shares of Common Stock, dated
                          April 20, 1999, by and between Registrant and EIS.

               10.5** Registration Rights Agreement, dated April 20, 1999, by and between Registrant and EIS.

               10.6** Registration Rights Agreement, dated April 20, 1999, by and among Registrant, EIS and Orasense.

               10.7* License Agreement, dated April 20, 1999, by and between Elan and Orasense.

               10.8* License Agreement, dated April 20, 1999, by and between Registrant and Orasense.








----------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

** Previously filed.

                                ISIS PHARMACEUTICALS, INC.
                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         ISIS PHARMACEUTICALS, INC.
                                                 (Registrant)

                                             /S/ Stanley T. Crooke
                                         By:____________________________________
                                            Stanley T. Crooke, M.D., Ph.D.
                                            Chairman of the Board and Chief
                                            Executive Officer (Principal
                                            Executive Officer)
Date:06/16/99

                                             /S/ B. Lynne Parshall
Date:06/16/99                            By:___________________________________
                                             B. Lynne Parshall
                                             Executive Vice President and Chief
                                             Financial Officer (Principal
                                             Financial Officer)

                                INDEX TO EXHIBITS

         10.1* Subscription, Joint Development and Operating Agreement, dated April 20, 1999, by and among Registrant, Elan
                     Corporation, plc ("Elan"), Elan International Services,
                     Ltd. ("EIS"), and Orasense, Ltd. ("Orasense").

         10.2** Securities Purchase Agreement, dated April 20, 1999, by and between Registrant and EIS.

         10.3** Convertible Promissory Note, dated April 20, 1999, by and between Registrant and EIS.

         10.4**      Warrant to Purchase Shares of Common Stock, dated April 20,
                     1999, by and between Registrant and EIS.

         10.5** Registration Rights Agreement, dated April 20, 1999, by and between Registrant and EIS.

         10.6** Registration Rights Agreement, dated April 20, 1999, by and among Registrant, EIS and Orasense.

         10.7*       License Agreement, dated April 20, 1999, by and between
                     Elan and Orasense.

         10.8*       License Agreement, dated April 20, 1999, by and between
                     Registrant and Orasense.

--------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

** Previously filed.